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                                                                    EXHIBIT 99.3







                VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
                       (FORMERLY WILDON PRODUCTIONS INC.)

                         PRO-FORMA FINANCIAL STATEMENTS
                                  AS OF AND FOR
                      THE 12 MONTHS ENDED FEBRUARY 28, 2007



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                VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
                       (FORMERLY WILDON PRODUCTIONS INC.)

                         PRO-FORMA FINANCIAL STATEMENTS


        The accompanying unaudited pro forma consolidated financial statements of Visual Management Systems, Inc. and subsidiaries (formerly Wildon Productions Inc.) (the "Company") give effect to the (a) merger (the "Merger") of the Company's wholly-owned subsidiary, VMS Acquisition Corp., with and into Visual Management Systems Holding, Inc., a New Jersey Corporation ("VMS") and (b) 1-for-7 reverse split (the "Reverse Split")of the Company's common stock, $.01 par value (the "Common Stock"), which become effective on July 9, 2007 as if such transactions had occurred on February 28, 2007 for balance sheet data and November 1, 2006 for Statement of Operations Data.

        In connection with the Merger, the Company acquired 100% of the issued and outstanding capital stock of VMS in exchange for 5,218,000 shares of the Company's Common Stock, and certain holders of Common Stock agreed to cancel 476,429 shares (after giving effect to the Reverse Split) of Common Stock at the time of the Merger. Under the terms of the Merger Agreement, each share of VMS Common Stock outstanding prior to the Merger (10,436,000 shares) was converted into .50 shares of Common Stock at the time of the Merger. As a result, VMS' former stockholders became the majority shareholders of the Company and VMS became a wholly-owned subsidiary of the Company.

        The acquisition of VMS by the Company has been accounted for as a reverse merger because on a post-merger basis, the former VMS shareholders hold a majority of the outstanding shares of the Company's Common Stock. As a result, VMS was deemed to be the acquirer for accounting purposes.

        In the opinion of the Company's management, the unaudited pro forma consolidated balance sheet and unaudited pro forma statement of loss include all adjustments necessary for the fair presentation of the transactions in accordance with the requirements of the Securities Exchange Commission. The unaudited pro forma consolidated financial statements are prepared for illustrative purposes only and may not be indicative of the financial position or operating results that would have occurred if the transactions had been completed on March 1, 2006. Furthermore, the reported unaudited pro forma consolidated statement of loss is not necessarily indicative of the operating results that may be obtained by the Company.


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

                               VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
                                      (FORMERLY WILDON PRODUCTIONS INC.)

                                       PRO-FORMA STATEMENT OF OPERATIONS

                                   FOR THE 12 MONTHS ENDED FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------

                                                                VISUAL MANAGEMENT
                                     VISUAL MANAGEMENT            SYSTEMS, INC.
                                     SYSTEMS HOLDING,           (FORMERLY WILDON
                                   INC. AND SUBSIDIARIES        PRODUCTIONS INC.)        PRO FORMA COMBINED
                                   ----------------------    ------------------------   ---------------------
Revenues - gross                   $
Less: deferred revenues
      discounts

Revenues - net                                          0                   4,818,232               4,818,232

Cost of revenues                                        0                   2,715,497               2,715,497
                                   ----------------------    ------------------------   ---------------------

Gross margin                                            0                   2,102,735               2,102,735

Operating expenses                                 78,979                   4,239,662               4,318,641
                                   ----------------------    ------------------------   ---------------------

Loss from operations                              (78,979)                 (2,136,927)             (2,215,906)



Other (income) expenses                                                             -
   Debt conversion expense                                                    264,990                 264,990
   Interest income                                                               (247)                   (247)
   Interest expense                                                            55,835                  55,835
   Miscellaneous (income) expense                                              (1,223)                 (1,223)
                                   ----------------------    ------------------------   ---------------------
                                                        -                     319,356                 319,356
                                   ----------------------    ------------------------   ---------------------

Net loss                           $              (78,979)                 (2,456,283)             (2,535,262)
                                   ======================    ========================   =====================


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

                                        VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
                                               (FORMERLY WILDON PRODUCTIONS INC.)
                                              PRO-FORMA CONSOLIDATING BALANCE SHEET
                                                        FEBRUARY 28, 2007

                                                           VISUAL
                                                         MANAGEMENT        VISUAL MANAGEMENT
                                                          SYSTEMS            SYSTEMS, INC.
                                                       HOLDING, INC.        (FORMERLY WILDON       PRO FORMA        PRO FORMA
                                                      AND SUBSIDIARIES     PRODUCTIONS INC.)      ADJUSTMENTS        COMBINED
                                                      -----------------    -----------------   -----------------   ------------
ASSETS

Current Assets
               Cash                                           49,791             148,086                   -           197,877
               Accounts Receivable                                 -             318,104                   -           318,104
               Intercompany Receivable                             -                   -                   -                 -
               Inventory                                           -             419,318                   -           419,318
               Prepaid Expenses                                  285              10,269                   -            10,554
                                                          ----------          ----------          ----------        ----------
                                                              50,076             895,777                   -           945,853

Property and Equipment - net                                       -             294,867                   -           294,867
Equipment Under Capital Leases - net                               -              26,022                   -            26,022
Deposits                                                           -              10,684                   -            10,684
Intangibles - net                                                  -              67,576             706,374           773,950
                                                          ----------          ----------          ----------        ----------

                                                              50,076           1,294,926             706,374         2,051,376
                                                          ==========          ==========          ==========        ==========


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
               Accounts Payable                                    -           1,118,533                   -         1,118,533
               Interco Payable                                     -                   -                   -                 -
               Accrued Expenses                               20,700             355,806                   -           376,506
               Deferred Revenues                                   -              22,086                   -            22,086
               Sales Tax Payable                                   -              35,706                   -            35,706
               Current Portion of Long-Term Debt                   -              76,094                   -            76,094
               Current Portion of Obligations Under
                  Capital Leases                                   -                   -                   -                 -
                                                          ----------          ----------          ----------        ----------
                                                              20,700           1,608,225                   -         1,628,925

Long-Term Debt - net of current portion                            -             132,000                   -           132,000
Obligations Under Capital Leases - net of current
   portion                                                         -              27,832                   -            27,832
Loans Payable Stockholders                                         -               6,000                   -             6,000

Stockholders Deficit
               Common Stock                                   14,250              10,982                (250)           24,982
               Additional Paid-In Capital                    105,400           2,368,141             736,000         3,209,541
               Accumulated Deficit                           (90,274)         (2,858,254)            (29,376)       (2,977,904)
                                                          ----------          ----------          ----------        ----------
                                                              29,376            (479,131)            706,374           256,619
                                                          ----------          ----------          ----------        ----------

                                                              50,076           1,294,926             706,374         2,051,376
                                                          ==========          ==========          ==========        ==========

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PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

1. The following table summarizes the fair value of the assets acquired and liabilities assumed of Wildon Technologies, Inc.

           Current assets                     $           50,076
           Less:  liabilities assumed                     20,700
                                              ------------------
           Net assets acquired                $           29,376
                                              ==================

2.      The consolidated adjustment is as follows:

                                                 Dr.               Cr.

           Accumulated deficit             $       29,376
           Common stock                            14,250
           Common stock                                       $        14,000
           Additional paid-in capital                                 736,000
           Intangibles                            706,374